Innealta Risk Based Opportunity Moderate Fund

a series of Northern Lights Fund Trust II

Class A Shares (Symbol: ROMAX)

Class N Shares (Symbol: ROMNX)

Class I Shares (Symbol: ROMIX)

Supplement dated January 22, 2014

to the Prospectus dated September 30, 2013

The following supersedes any contrary information contained in the Fund’s current Prospectus.

Effective immediately, the following changes are made to the Prospectus of the Fund.  The section of the Prospectus entitled “Shareholder Information — Choosing a Share Class” is deleted in its entirety and replaced with the following:

Choosing a Share Class

Description of Classes.  The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares.  The Fund has registered four classes of shares –Class A shares, Class I shares, Class N and Class R shares.  Currently, only Class A, Class N and Class I shares are being offered.  The different classes of shares represent investments in the same portfolio of securities, but the classes generally offered through different distribution channels and are subject to different expenses and may have different share prices as outlined below:

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Class A shares are charged a front-end sales load.  The Class A shares are also charged a 0.25% Rule 12b-1 distribution and servicing fee. Class A shares are generally offered through financial intermediary platforms, including, but not limited to, traditional brokerage platforms.

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Class I shares are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund. Class I shares, whose minimum initial investment is $100,000, are generally for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.

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Class N shares are sold without an initial sales charge, but are subject to a 0.25% Rule 12b-1 distribution and servicing fee.  Class N shares are generally offered through financial intermediary platforms, including, but not limited to, asset allocation, mutual fund wrap, or other discretionary and non-discretionary fee-based investment advisory programs, as well as directly from the Fund’s distributor.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class A, Class N and Class I shares dated September 30, 2013, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-USE-ETFS.